UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

US XPRESS ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communications relate to the proposed acquisition of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”) by Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Knight-Swift”), pursuant to the Agreement and Plan of Merger, dated as of March 20, 2023, by and among the Company, Knight-Swift and Liberty Merger Sub, Inc., a wholly owned subsidiary of Knight-Swift.

U.S. Xpress Equity (Long Term Incentive Plan) Update

As previously announced, unvested restricted stock units (RSUs) will be converted to Knight-Swift (KNX) RSUs and will have the same terms and conditions as your U.S. Xpress RSUs such as vesting, acceleration and forfeiture. The RSU conversion ratio will be calculated after the closing of the acquisition, which we expect to occur in late June or early July. You will be able to log in to Shareworks.com and see your unvested, converted KNX RSUs shortly thereafter.

If you own USX vested shares at the time of closing, you will receive $6.15 per share in cash for each vested share you own once the transaction is complete. The payment for these shares will be completed within a few business days following the close. Your cash payment will be deposited into your brokerage account where your shares resided at the time of the acquisition (e.g. Shareworks, Morgan Stanley, E*TRADE, etc.). To view the vested shares you currently own, please login to your brokerage account (e.g. www.shareworks.com, www.morganstanley.com, www.etrade.com).

No taxes will be withheld on payments you receive at the time of the buyout. However, any gain or loss incurred on the sale of your shares should be reported and taxed on your 2023 individual tax return(s).

In early 2024, you should receive a 2023 Form 1099 from the brokerage firm that held your USX shares. These documents will report details of the buyout and gains or losses. Stock transactions can be complex, so we recommend that you consult your tax advisor for assistance. U.S. Xpress and Knight-Swift cannot provide tax advice.

Please note that you are not required to take any action at this time.

We will continue to provide updates as information becomes available. In the meantime, you may direct your U.S. Xpress equity questions to Eric Lee at eclee@usxpress.com. If you would like to contact Shareworks via telephone, the number to their Workplace Solutions Group is 877-380-7793, and they can be reached Monday to Friday from 8:00 a.m. to 8:00 p.m. (ET).

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between U.S. Xpress Enterprises, Inc. and Knight-Swift Transportation Holdings Inc. In connection with the proposed transaction, U.S. Xpress Enterprises, Inc. has filed a definitive proxy statement with the SEC. U.S. Xpress Enterprises, Inc. may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement will be delivered to stockholders of U.S. Xpress Enterprises, Inc. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF U.S. XPRESS ENTERPRISES, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the definitive proxy statement and other documents containing important information about U.S. Xpress Enterprises, Inc. and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by U.S. Xpress Enterprises, Inc. will be available free of charge on U.S. Xpress Enterprises, Inc.’s website at www.usxpress.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to U.S. Xpress Enterprises, Inc. at (833) 879-7737 or 4080 Jenkins Road, Chattanooga, TN 37421, Attention: Investor Relations.

Participants in the Solicitation

U.S. Xpress Enterprises, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Xpress Enterprises, Inc.’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Xpress Enterprises, Inc. stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement that has been filed with the SEC. Information about these persons is included in U.S. Xpress Enterprises, Inc.’s annual proxy statement and in other documents subsequently filed with the SEC, including the definitive proxy statement.

Forward Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including future financial and operating results, Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and U.S. Xpress Enterprises, Inc. stockholders’ approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Xpress Enterprises, Inc.’s business will not be integrated successfully, or that such integration may be more difficult, time-consuming or costly than expected; Knight-Swift Transportation Holdings Inc.’s financial ability to consummate the proposed transaction, and the continued availability of capital and financing for Knight-Swift Transportation Holdings Inc. following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance, supply chain conditions, gross domestic product changes and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, drivers or suppliers, including as it relates to U.S. Xpress Enterprises, Inc.’s ability to successfully renew existing customer contracts on favorable terms or at all and obtain new customers; the ability of U.S. Xpress Enterprises, Inc. to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which U.S. Xpress Enterprises, Inc. operates; the impact of new or changes in current laws, regulations or other industry standards; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of U.S. Xpress Enterprises, Inc.’s common stock; the risk of potential stockholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of U.S. Xpress Enterprises, Inc. or the combined company; general economic conditions; and other risks and uncertainties affecting Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including those described from time to time under the caption “Risk Factors” and elsewhere in Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s Securities and Exchange Commission (“SEC”) filings and reports, including Knight-Swift Transportation Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, U.S. Xpress Enterprises, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc. caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. on their respective websites or otherwise. Neither Knight-Swift Transportation Holdings Inc. nor U.S. Xpress Enterprises, Inc. undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Employee Stock Purchase Plan (ESPP) update

As previously announced, the U.S. Xpress Employee Stock Purchase Plan (ESPP) was terminated due to the pending transaction with Knight-Swift. If you participated in the ESPP in 2023, contributions made through payroll since January 1, 2023, were refunded in March 2023.

If you own any shares you purchased through the ESPP prior to 2023, including shares subject to the one-year holding period restriction, they will be automatically bought out at $6.15 per share upon finalization of the acquisition. The payment for these shares will be paid as cash within a few business days following the close, which we expect will occur in late June or early July. Your cash payment will be deposited into your brokerage account (e.g. Shareworks) where your shares reside at the time of the acquisition. To view the ESPP shares you currently own, please log in to Shareworks at www.solium.com. If you have any trouble logging in, you can contact Shareworks at 877-380-7793 from 8:00 a.m. to 8:00 p.m. ET, Monday to Friday.

No taxes will be withheld on payments you receive at the time of the buyout. However, any gain or loss incurred on the sale of your shares should be reported and taxed on your 2023 individual tax return(s).

In early 2024, you should receive a 2023 Form 1099 and Form 3922 from the brokerage firm that held your USX shares. These documents will report details of the buyout and gains or losses. We are also evaluating any tax elements that may need to be reported on your W-2 from the buyout.

Stock transactions as a result of an ESPP can be complex, so we recommend that you consult your tax advisor for assistance. U.S. Xpress and Knight-Swift cannot provide tax advice.

Please note that you are not required to take any action at this time.

As we learn more about employee eligibility for the Knight-Swift ESPP, we will share that information. In the meantime, you may direct U.S. Xpress Employee Stock Purchase Plan questions to Eric Lee at eclee@usxpress.com. If you would like to contact Shareworks via telephone, the number to their Workplace Solutions Group is 877-380-7793. They can be reached Monday to Friday from 8:00 a.m. to 8:00 p.m. (ET).

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between U.S. Xpress Enterprises, Inc. and Knight-Swift Transportation Holdings Inc. In connection with the proposed transaction, U.S. Xpress Enterprises, Inc. has filed a definitive proxy statement with the SEC. U.S. Xpress Enterprises, Inc. may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement will be delivered to stockholders of U.S. Xpress Enterprises, Inc. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF U.S. XPRESS ENTERPRISES, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS,CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the definitive proxy statement and other documents containing important information about U.S. Xpress Enterprises, Inc. and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by U.S. Xpress Enterprises, Inc. will be available free of charge on U.S. Xpress Enterprises, Inc.’s website at www.usxpress.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to U.S. Xpress Enterprises, Inc. at (833) 879-7737 or 4080 Jenkins Road, Chattanooga, TN 37421, Attention: Investor Relations.

Participants in the Solicitation

U.S. Xpress Enterprises, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Xpress Enterprises, Inc.’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Xpress Enterprises, Inc. stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement that has been filed with the SEC. Information about these persons is included in U.S. Xpress Enterprises, Inc.’s annual proxy statement and in other documents subsequently filed with the SEC, including the definitive proxy statement.

Forward Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including future financial and operating results, Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and U.S. Xpress Enterprises, Inc. stockholders’ approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Xpress Enterprises, Inc.’s business will not be integrated successfully, or that such integration may be more difficult, time-consuming or costly than expected; Knight-Swift Transportation Holdings Inc.’s financial ability to consummate the proposed transaction, and the continued availability of capital and financing for Knight-Swift Transportation Holdings Inc. following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance, supply chain conditions, gross domestic product changes and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, drivers or suppliers, including as it relates to U.S. Xpress Enterprises, Inc.’s ability to successfully renew existing customer contracts on favorable terms or at all and obtain new customers; the ability of U.S. Xpress Enterprises, Inc. to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which U.S. Xpress Enterprises, Inc. operates; the impact of new or changes in current laws, regulations or other industry standards; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of U.S. Xpress Enterprises, Inc.’s common stock; the risk of potential stockholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of U.S. Xpress Enterprises, Inc. or the combined company; general economic conditions; and other risks and uncertainties affecting Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including those described from time to time under the caption “Risk Factors” and elsewhere in Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s Securities and Exchange Commission (“SEC”) filings and reports, including Knight-Swift Transportation Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, U.S. Xpress Enterprises, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc. caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. on their respective websites or otherwise. Neither Knight-Swift Transportation Holdings Inc. nor U.S. Xpress Enterprises, Inc. undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.